Exhibit 10.5

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                            ASSET PURCHASE AGREEMENT

                                    -between-

                                   [Purchaser]

                                      -and-

                          HEALTH DISCOVERY CORPORATION

                                  As Purchaser

            ---------------------------------------------------------

                            Dated as of July __, 2004

            ---------------------------------------------------------

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                            ASSET PURCHASE AGREEMENT

         THIS  ASSET  PURCHASE  AGREEMENT,  dated  as of  July  __,  2004  (this
"Agreement"), is made by [Purchaser] (the "Seller") and Health Discovery Corporation, a Texas corporation (the "Purchaser").

                                    RECITALS

         WHEREAS, Seller and certain other senior secured lenders (with the Seller, the "Lenders") to Barnhill Genomics, Inc. and BIOWulf Technologies, LLC (collectively the "Debtor"), and the Lenders held a first-priority security interest in and to all of the Debtor's assets pursuant to those certain Intellectual Property Security Agreements, dated October 11, 2001 and February 1, 2002, as well as under that certain Security Agreement, dated February 1, 2002, and that certain Senior Secured, Super-Priority, Debtor-In-Possession Loan Agreement, dated March, 2002, (collectively, the "Security Agreements"), between the Debtor and the Lenders, and under the Georgia Uniform Commercial Code ("UCC");

         WHEREAS, the Debtor was in material payment and other default with respect to the Debtor's financing from the Lenders, and on June 1, 2004, the Lenders exercised their rights and remedies under the Security Agreements, and under the UCC (the "Foreclosure");

         WHEREAS, as a result of the Foreclosure the Lenders obtained rights in certain assets of the Debtor; and

         WHEREAS, the Purchaser now desires to acquire each Lender's rights in such assets;

         NOW, THEREFORE, in consideration of the mutual terms, conditions and other agreements set forth herein, the Seller and the Purchaser hereby agree as follows:

                                   ARTICLE 1

                         PURCHASE AND SALE OF THE ASSETS

1.1. Purchase and Sale of the Assets.

         (a) On the terms and subject to the conditions set forth in this Agreement, the Seller agrees to sell, assign, transfer and deliver to the Purchaser, and the Purchaser agrees to purchase free and clear of all Liens, all of the Seller's interest in and to the Assets (as defined below), including all associated goodwill of the Debtor and all claims of the Debtor (including all rights of the Debtor to sue thereunder) against third parties for past, present or future infringement or dilution of any of the Intellectual Property Rights (as defined below) or for any injury to the goodwill of the Debtor associated with any of the Intellectual Property Rights, in reliance upon the representations and warranties of the Lenders contained herein and on the terms and conditions herein set forth.

         (b) As used in this Agreement, the Schedules and Exhibits attached hereto and the Conveyancing Documents, the term "Assets" shall mean and include all of the right, title and interest in the assets that were formerly owned by the Debtor, including but not limited to:

                  (i) all of the patents, patent applications and patent rights of the Debtor identified and described on Schedule 1.1(b)(i) and any patents issuing from said applications, as well as any divisional, continuation, continuation-in-part, reissue or reexamination patents and any foreign counterparts or applications relating thereto (collectively, the "Patents");

                  (ii) all of the trademarks and service marks and other similar rights of the Debtor (collectively, the "Trademarks");

                  (iii) all of the copyrights of the Debtor and all other rights of the Debtor in and to copyrightable works of the Debtor, and all of the Intellectual Property Rights of the Debtor relating to such copyrights and other rights including all original works subject to protection by the Copyright Laws of the United States, such works being in any medium now known or hereafter developed, including, but not limited to all content, software, graphics, animation, know-how, technical information and the like contained on the biowulf.com, mindtel.com/biowulf/ and related and associated websites;

                  (iv) all of the documentation of the Debtor relating to the rights, assets and other property of the Debtor identified and described in clauses (i) through (iii) of this Section 1.1(b);

                  (v) all of the business contracts of the Debtor;

                  (vi) all of the other assets listed on Schedule 1.1(b)(vi);

                  (vii) all of the Intellectual Property Rights, technical information, Trade Secrets, know-how, formulations, specifications, processes, techniques and data of the Debtor which are not readily available to others through public means and which are not the subject of an issued or pending patent claim of the Debtor in a county in which any product, service process or part thereof, or use of a product or part thereof, which is covered in whole or in part by at least one unexpired claim of the Patents in the county in which any such product, process or part thereof is made, used, or sold or service is rendered;

                  (viii) all claims of the Debtor, whether arising before or after the Closing, to the extent such Claims relate to the Assets;

                  (ix) all books, records, ledgers, files, documents, correspondence, lists, specifications, creative materials, advertising and promotional materials, studies, reports, and other printed or written materials formerly owned by the Debtor, and

                  (xi) without limitation, all other properties and assets owned or held by the Lenders, which was previously owned by the Debtor, whether tangible or intangible and whether or not of a type falling within any of the categories of assets or properties described above.

         (c) As used herein, the term "Intellectual Property Rights" shall mean, collectively, United States and foreign patents; patent applications; patent rights; names and tradenames; trademarks; service marks; trademark and service mark registrations; copyright registrations; copyrights (including those in computer programs, drawings, documentation, and specifications); proprietary rights in technical information, Trade Secrets, know-how, formulations, specifications, processes, techniques and data which are not readily available to others through public means and which are not the subject of an issued or pending patent claim of the Debtor or Lenders in a country in which the product of a Patent is manufactured, sold, employed or service provided; license rights under the intellectual property rights of third parties; and all other intellectual property rights, whether or not subject to statutory registration or protection.

         (d) As used herein, the term "Trade Secrets" shall mean materials, composition and formulas, manufacturing methods, techniques and processes, lists of potential customers and contacts, names of suppliers, market surveys, and marketing information which (A) denies economic value, actual or potential, from not being generally known to, and not readily ascertainable by proper means by, other persons, and (B) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy;

         1.2.  Conveyancing  Documents.  The Seller shall execute and deliver to
the  Purchaser  upon  Closing  (as  defined   below)  the  following   documents
(collectively, the "Conveyancing Documents"):

         (a) an  Assignment  of  Patents,  in or  substantially  in the  form of
Exhibit 1.2(a), covering all of the Patents;

         (b) a General Assignment, Bill of Sale and Transfer Statement in substantially in the form of Exhibit 1.2(b), with regard to all of the Assets.

         1.3. No Assumption of Liabilities. It is the express intention of the Seller and the Purchaser that the Purchaser shall acquire all of the rights of the Seller in the Assets. The Assets are being purchased by the Purchaser as separate assets, apart from any liabilities or obligations of the Seller, the other Lenders or the Debtor, none of which are being assumed by the Purchaser. The Purchaser is not undertaking a continuation of the Debtor's business or any obligations or liabilities of the Debtor relating thereto.

         1.4. Closing. The consummation of the purchase and sale of the Assets (the "Closing") shall upon the satisfaction or waiver of all conditions to the obligations of the parties set forth in Article 4 (the "Closing Date").


         1.5. Excluded Property; etc. Anything in any of the provisions of this Agreement, any of the Schedules or Exhibits attached hereto or any of the Conveyancing Documents express or implied to the contrary notwithstanding, the term "Assets", as used in the Transaction Documents, shall not include or be deemed to include any of the rights, title or interests of the Seller, whether now owned or hereafter acquired, arising or existing, in and to all or any of the property listed on Schedule 1.5 (all of such property and all of the Seller's , the other Lenders' or the Debtor's rights, title and interests therein and thereto being herein collectively called the "Excluded Property").

                                   ARTICLE 2

                       PAYMENT OF PURCHASE PRICE; CLOSING

         2.1. Purchase Price. The aggregate purchase price for the Assets will be $_____, to be paid in accordance with Section 2.2 and Section 2.4.


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

2.2. Payment of Purchase Price. At Closing, the Purchaser shall deliver:

         (a) a duly  executed  promissory  note  substantially  in the  form  of
Exhibit 2.2(a) (the "Cash Note"), which Cash Note shall provide for the payment of $____ within two business days of a court of competent jurisdiction entering a final order granting all relief requested by the Lenders in confirming the Foreclosure (the "Confirmation Proceeding"), as more fully described in the Cash Note (the "Initial Payment"), and payments of $_____ due on the fourth, eighth, twelfth and sixteenth month anniversary of the Initial Payment, plus

         (b) a duly executed convertible promissory note substantially in the form of Exhibit 2.2(b) (the "Convertible Note"), which Convertible Note shall be in the principal amount of $_____, which will be convertible into _____ shares of Purchaser common stock (the Cash Payment plus the Cash Note plus the Convertible Promissory Note plus the Common Stock shall equal the "Purchase Price").

         2.3. Allocation of Purchase Price. The Purchase Price will be allocated among the Assets for all purposes (including Tax and financial accounting purposes) as the Parties may mutually agree. Each of the Parties hereto will not take a position on any Tax Return, before any governmental or regulatory body charged with the collection of any Tax, or in any Action or Proceeding, that is in any way inconsistent with the Purchase Price Allocation and will cooperate with each other in timely filing consistent with such allocation on Form 8594 with the Internal Revenue Service.

         2.4. Making of Payments.

         (a) All payments required to be made by the Purchaser to the Seller hereunder shall be made by the Purchaser to the Seller by wire transfer of funds in accordance with the following wire transfer instructions (the "Lenders' Account"), unless written notice of a change in such instructions is provided to the Purchaser pursuant to Section 8.2 of this Agreement by Joe McKenzie, serving as the collateral agent for the Lenders (the "Collateral Agent"):

         Wire to:
                  Bank:

                  ABA#:
                  Credit Account Name:
                  Credit Account Number:

         (b) Any deposit by Purchaser of an amount into the Lenders' Account shall completely satisfy any Purchaser obligation to make payments of such amount under this Agreement and the Conveyancing Documents regardless of how such funds are ultimately disbursed from such account. The disbursement of any deposited funds is the complete responsibility of the Collateral Agent.

                                   ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES

         Each of the parties hereto represents and warrants to the other party hereto that the following statements explicitly made by such party are true, complete and correct as of the Closing Date:

         3.1. Representations and Warranties of the Seller. The Seller represents and warrants to the Purchaser that the following statements are true, complete and correct as of the date hereof and will be true, complete, and correct as of the Closing Date, except as otherwise set forth on the Schedules attached hereto, as follows:

         (a) Authority; Validity; No Conflict. Seller represents and warrants to the Purchaser that Seller has the full legal right, capacity and power, and if Seller is an entity, all requisite corporate and regulatory authority and approval required, to enter into, execute, deliver and perform this Agreement and to otherwise sell, transfer, convey and deliver to the Purchaser all of the Seller's rights in the Assets and to transfer to the Purchaser pursuant to this Agreement all of the Seller's rights in the Assets. Neither the execution and delivery of this Agreement and the Conveyancing Documents by the Seller nor the performance by the Seller of the transactions contemplated by this Agreement will: (i) violate, conflict with, result in the acceleration of, or entitle any party to accelerate the maturity or the cancellation of the performance of any obligation under, or result in the creation or imposition of any lien in or upon any of the Assets, or constitute a default (or an event which might, with the passage of time or the giving of notice, or both, constitute a default) under any lease, contract, loan or credit agreement, license or other instrument to which Seller is a party or by which Seller may be bound or affected; (ii) violate or conflict with any provision of any applicable law or judicial order applicable to the Seller, the Lenders or the Assets; or (iii) require any consent or approval of or filing or notice with any person, entity, or governmental or regulatory body.

         (b) Default by the Debtor. (i) The Debtor defaulted in material respects in connection with material obligations of the Debtor to the Lenders secured by the Assets; (ii) the Lenders exercised their post-default rights and remedies as lenders with respect to the Assets; and (iii) the Lenders conducted a commercially reasonable sale pursuant to a properly publicized notice of sale and otherwise complied with applicable law in acquiring the Assets from Debtor.

         (c) Sufficiency of Assets. The Assets constitute all of the assets, tangible and intangible, of any nature whatsoever obtained from the Debtor by the Lenders in the Foreclosure.

         (d) Title. The Lenders collectively own outright and have good and marketable title to all of the Assets, , in each case free and clear of any lien or encumbrance. Seller has not transferred any of its interest in the Assets that it acquired pursuant to the Foreclosure, and at the Closing, the Seller will convey to Purchaser all of the Seller's interest in the Assets.

         (e) Litigation; Compliance with Laws. Except as set forth on Schedule 3.1(e), there are no outstanding judicial orders or decrees by which the Seller or to the knowledge of the Seller, the Debtors are bound, or any legal action or proceeding pending or to the knowledge of the Seller, threatened, which relate to or affect the Debtor or the Assets, nor to the knowledge of the Seller are there any facts or circumstances which are likely to give rise to any such action or proceeding. The Seller has not received any claim that its ownership or use of the Assets is or was not in compliance in any respect with, or that it is or was in violation of, any law or order applicable to the Assets or the Seller.

         (f)  Intellectual   Property  Rights.  The  Lenders  own  or  otherwise
possesses valid licenses to all Intellectual Property Rights.

         (g) Brokers. No broker or agent has been employed or engaged by the Seller in connection with the purchase and sale of Assets or any of the other transactions contemplated by this Agreement or the Conveyancing Documents.

         (h) Disclosure. Neither the Agreement, the Conveyancing Documents or any other document furnished to Purchaser by or on behalf of the Seller pursuant to the any such document or agreement, contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained herein or therein not misleading.

         3.2. Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the Seller that the following statements are true, complete and correct as of the date hereof, and will be true, complete, and correct as of the Closing Date, as follows:

         (a) Organization and Authority. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas, that the Purchaser has the full legal right, capacity and power, and all requisite corporate power and lawful authority, to enter into the the Agreement and the Conveyancing Documents and to perform its obligations thereunder, and that the Purchaser has the full legal right and power and all authority and approval required to enter into, execute, deliver and perform this Agreement. This Agreement and the Conveyancing Documents required to be entered into pursuant hereto by Purchaser have been duly executed and delivered by Purchaser and constitute the valid and binding obligation of Purchaser enforceable against Purchaser in accordance with their terms. Neither the execution and delivery of the Agreement nor the Conveyancing Documents by Purchaser, nor the performance by Purchaser of the transactions contemplated by this Agreement will: (i) violate or conflict with any of the provisions of the Articles of Incorporation and Bylaws of Purchaser; (ii) violate or conflict with any provisions of any law or order applicable to Purchaser; or (iii) require any consent or approval by or filing or notice with any person, entity or governmental or regulatory body other than with respect to federal and state filings required in connection with the issuance of Common Stock by Purchaser.

         (b) Pending Litigation and Proceedings. No litigation is pending or, to the knowledge of Purchaser, threatened against or affecting the Purchaser in connection with any of the transactions contemplated by this Agreement. There is presently no outstanding judgment, decree or order of any governmental body against or affecting Purchaser in connection with the transactions contemplated by this Agreement.

         (c) Brokers. No broker or agent has been employed or engaged by the Purchaser in connection with the purchase and sale of Assets or any of the other transactions contemplated by the Transaction Documents.

         (d) Share Issuance. All shares of Common Stock to be issued upon the conversion of the Convertible Note have been duly authorized and when issued will be fully paid and nonassessable.

         (e) No Liens. Upon the Closing, the interest in the Assets will not be subject to any lien or encumbrance of the Purchaser.

                                   ARTICLE 4

                       CONDITIONS PRECEDENT TO THE CLOSING

         4.1. Conditions Precedent to the Obligations of Purchaser to Complete the Closing.

         (a) Conditions Precedent. The obligations of Purchaser to enter into and complete the Closing are subject to the fulfillment at or prior to the Closing of the following conditions, any one or more of which may be waived in writing by Purchaser:

                  (i) each of the representations and warranties of the Seller contained in the Agreement and the Conveyancing Documents shall be true and correct in all material respects as of the Closing without giving any effect to any materiality qualifications contained in such representations or warranties;

                  (ii) the Seller shall have performed and complied with all of the agreements, covenants and obligations required under the Agreement and the Conveyancing Documents to be performed or complied with by the Seller prior to or at the Closing;

                  (iii) all authorizations, consents, waivers and approvals as may be required to be obtained by the Seller in connection with the consummation of the transactions contemplated by this Agreement shall have been obtained;

                  (iv) all filings that are required to have been made by the Parties with any governmental or regulatory body in order to carry out the transactions contemplated by this Agreement shall have been made and all authorizations, consents and approvals from any governmental or regulatory body required to carry out the transactions contemplated by this Agreement shall have been received and any applicable waiting periods shall have expired; and

                  (v) there shall be in force no order, action or proceeding by or before any governmental or regulatory body restraining, restricting, enjoining, prohibiting, invalidating or otherwise preventing (or seeking to prevent) the consummation of the transactions contemplated by this Agreement.

         (b)  Conveyancing  Documents.   The  Seller  shall  have  executed  and
delivered to Purchaser the Conveyancing Documents and such instruments and documents as may be reasonably requested by Purchaser in order to complete the transfer of the Assets to Purchaser.

         (c) Other Items. The Lenders shall have delivered to Purchaser such documents, instruments and assurances as Purchaser may reasonably request to evidence or establish the accuracy of the representations and warranties of the Lenders, the compliance by the Lenders with their covenants and agreements, and the satisfaction of the conditions to Purchaser's obligations to complete the Closing.

         (f) Private Placement. Purchaser shall be satisfied that there shall be a valid private placement of the Common Stock included in the Purchase Price to be delivered pursuant to Section 2.2 hereof under the Securities Act and under any applicable state securities laws, including representations or questionnaires or both from Seller to the effect that he or she is an accredited investor under the Securities Act and has such knowledge and experience in financial and business matters that would permit him or her to be capable of evaluating the merits and risks of an investment in the Common Stock.

         (g) Investment Advisor. In the event that the Seller is not an "accredited investor" or "qualified investor" pursuant to the Securities Act,
(i) the Seller may select and retain an investment advisor or representative of their choosing to assist them at such Seller's sole cost and expense, or (ii) the Seller may select an investment advisor or representative provided by Purchaser, the fees and costs associated with the employment of such investment advisor shall be paid by the Seller.

         4.2. Conditions Precedent to the Obligations of the Seller to Complete the Closing.

         (a) Conditions Precedent. The obligations of the Seller to enter into and complete the Closing are subject to the fulfillment at or prior to the Closing, of the following conditions, any one or more of which may be waived in writing by the Seller: (i) each of the representations and warranties of Purchaser contained in this Agreement and the Conveyancing Documents shall be true and correct in all material respects as of the Closing without giving any effect to any materiality qualifications contained in such representations or warranties; and (ii) Purchaser shall have performed and complied with all of the agreements, covenants and obligations required under the Agreement, and the Conveyancing Documents, to be performed or complied with by Purchaser prior to or at the Closing.

         (b) Conveyancing Documents. Purchaser shall have executed and delivered to the Seller the Conveyancing Documents to which it is a party.

         (c) Cash Note. Purchaser shall have executed and delivered to the Seller the Cash Note.

         (d) Convertible Note. Purchaser shall have executed and delivered to the Seller the Convertible Note.

         (e) Other Items. Purchaser shall have delivered to the Seller such documents, instruments and assurances as the Seller may reasonably request to evidence or establish the accuracy of the representations and warranties of Purchaser, the compliance by Purchaser with its covenants and agreements, and the satisfaction of the conditions to the Seller's obligations to complete the Closing.

                                   ARTICLE 5

                             POST-CLOSING COVENANTS

         Each of the parties hereto hereby covenants and agrees with the other party hereto as follows:

         5.1. Additional Conveyancing Documents. At any time and from time to time after the Closing, with reasonable promptness after request by the Purchaser, and without further consideration, the Seller shall execute and deliver to the Purchaser such other instruments of sale, transfer, conveyance, assignment and confirmation and take such action as the Purchaser may reasonably deem necessary or desirable in order to sell, transfer, convey and assign more effectively to the Purchaser the Assets, and to assist Purchaser in exercising all rights with respect thereto. The Parties shall use their best efforts to fulfill or obtain the fulfillment of the conditions to the Closing, including, without limitation, the execution and delivery of any document or other papers, the execution and delivery of which are conditions precedent to the Closing.

         5.2 Conversion Shares. The Parties shall comply with and abide by the covenants and restrictions contained in the Cash Note and the Convertible Note.
5.3 Best Efforts. The Seller agrees to use his or her best efforts to assist and cooperate with Purchaser in doing, all things necessary and proper to consummate the transactions contemplated by this Agreement.

         5.5 Consents. The Seller agree to use his or her best efforts to obtain any consent, approval or amendment which Purchaser reasonably determines is required to convey, transfer and assign the Assets.

         5.6 Publicity. The Seller shall not issue any press release or otherwise make any announcements to the public with respect to this Agreement without the prior written consent of the Purchaser, except as required by Law. This Section shall expire on the tenth day after the Closing Date.

         5.7 Payment of Maintenance Fees. From and after the Closing, Purchaser shall make all commercially reasonable maintenance fees due on the Patents and will take all commercially reasonable actions to prosecute the Patents.

         5.8 Maintaining Public Company Status. From and after the Closing, Purchaser shall maintain itself as a reporting company pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and shall take such action as is necessary to satisfy the requirements of Rule 144(c).

         5.9 Drop Dead Date. If the Confirmation Proceeding is not completed by December 31, 2004, Purchaser must either (a) waive the condition that the Confirmation Proceeding occur and satisfy all of Purchaser's obligations under this Agreement, the Cash Note and the Convertible Note or (b) return to Seller all ownership rights in the Patents conveyed by Seller. If Purchaser makes the election pursuant to subsection (b), Purchaser and Seller shall negotiate in good faith for Purchaser's license of all of Seller's interest in the Patents.

         5.10 Security Interest. Within three business days of Purchaser's receipt of documents reasonably satisfactory to Purchaser that grant Seller a first priority security interest in Seller's interest in the Assets, Purchaser shall executes such documents and return them to Seller for filing as the Seller deems appropriate.

         5.11 Preemptive Rights. Until such time as the outstanding balances under the Cash Note and Convertible Note have been paid in full or, in the case of the Convertible Note, converted, Seller shall have preemptive rights to participate in any future fundraising by Purchaser on the same terms and conditions as Purchaser offers to third parties. Seller's right under this
Section 5.12 shall be in proportion to the number of shares to which Seller would be entitled upon a full conversion of the Convertible Note.

                                   ARTICLE 6

                            SURVIVAL; INDEMNIFICATION

         6.1. Survival of Representations and Warranties. All representations and warranties of the Lenders and the Purchaser contained in this Agreement will survive the Closing indefinitely, subject to any applicable statute of limitations. Any representation or warranty that would otherwise terminate in accordance with this Section 6.1 will continue to survive if a notice of a claim (a "Claim Notice") shall have been given under this Article 6 on or prior to such termination date until the related claim for indemnification has been satisfied or otherwise resolved as provided in this Article 6.

         6.2. Indemnification of the Seller. Subject to the limitations contained in this Article 6, the Purchaser agrees to indemnify, defend and hold harmless the Seller and his or her successors and assigns from and against any and all losses, liabilities, expenses (including costs of investigation and defense and reasonable attorneys' fees), or diminution in value, whether or not involving a third-party Claim (collectively, "Damages"), which, directly or indirectly, arise out of, result from or relate to: (i) any breach of any representation or warranty made by Purchaser in this Agreement, the Conveyancing Documents, the Cash Note or the Convertible Note; (ii) any breach by Purchaser of any covenant or obligation of Purchaser contained in this Agreement, the Conveyancing Documents, the Cash Note or the Convertible Note; or (iii) any Assets; or (iv) the Cash Note or the Convertible Note.

         6.3. Indemnification of the Purchaser. Subject to the limitations contained in this Article 6, the Seller agrees to indemnify, defend and hold harmless Purchaser, its affiliates, and their respective officers, directors, managers, employees, members, and shareholders, and their respective successors and assigns, from and against any and all Damages which, directly or indirectly, arise out of, result from or relate to: (i) any breach of any representation or warranty made by the Seller in this Agreement, the Conveyancing Documents, the Cash Note or the Convertible Note; (ii) any breach by the Seller of any covenant or obligation of the Seller contained in this Agreement, the Conveyancing Documents, the Cash Note or the Convertible Note; or (iii) any liability of the Debtor asserted against Purchaser or its affiliates.

         6.4. Indemnification Procedure. A Claim for indemnification for any matter may be asserted by notice to the Party from whom indemnification is sought by giving written notice to the Party describing in reasonable detail the basis for the Claim.

         6.5. Limitations on Indemnification.

         (a) Cap. Subject to this Section 6.5, Purchaser shall not be obligated to make indemnification payments pursuant to this Agreement, which exceed the amount of the purchase price.

         (b) Purchaser's Exclusive Remedies;  Right of Set-Off.  Subject to this
Section 6.5, Purchaser's exclusive remedies pursuant to a Claim for indemnification pursuant to this Agreement are that (i) the Purchaser shall have the right to set-off any Damages from any amounts otherwise payable by the Purchaser to the Seller and (ii) the Purchaser shall have the right to cancel shares issued to the Seller pursuant to the Convertible Note that remain subject to transfer restrictions in an amount equal to the amount of the Claim divided by the closing price of the Common Stock on the day preceding delivery of the Claim notice to the Seller. Any claim of a set-off by the Purchaser shall be made in writing and delivered to the Seller.

         (c) Right to Compel Performance. Neither the foregoing provisions of this Section 6.5 nor anything else in this Agreement shall limit the right of a party to enforce the performance of this Agreement or any contract, document or other instrument executed and delivered pursuant to this Agreement by any remedy available to it in equity.

         (d) Fraud; Intentional Misrepresentation. The limitation set forth in this Article 6 shall not apply to any Damages suffered by a party arising out of fraud or the breach of any representation or warranty contained herein or pursuant hereto if such representation or warranty was made with actual knowledge that it contained an untrue statement of a fact or omitted a fact necessary to make the statements of facts contained therein not misleading.

                                   ARTICLE 7

                                   TERMINATION

         This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date:

         (a) at any time, by mutual written consent of the parties hereto;

         (b) by either the Purchaser or the Lenders if a material breach of any provision of this Agreement has been committed by the other party and such breach has not been waived or cured within ten days of receipt of notice of such breach;

         (c) by Purchaser if any of the conditions in Section 4.1 have not been satisfied as of the Closing Date and Purchaser has not waived such condition on or before the Closing Date; or

         (d) by the Lenders if any of the conditions in Section 4.2 have not been satisfied as of the Closing Date and the Lenders have not waived such condition on or before the Closing Date. ARTICLE 8

                                  MISCELLANEOUS

         8.1. Expenses. Each party to this Agreement shall, except as otherwise expressly provided by this Agreement, pay all of the costs and expenses incurred and sustained by such party in negotiating and performing this Agreement.

         8.2. Notices. All notices hereunder shall be in writing and shall be given personally, sent by facsimile transmission or sent by prepaid courier, by certified, registered or express mail, postage prepaid, or by a nationally recognized overnight courier as follows (telephone calls shall not constitute notice):

If to the Seller:
                                    ------------------------
                                    ------------------------
                                    ------------------------
                                    Facsimile:  (___) ________
                                    Telephone: (___) ________

         With a copy (which shall not constitute notice) to:

                                    Ellis, Painter, Ratterree & Adams
                                    Post Office Box 9946
                                    Savannah, Georgia  31412
                                    Attention:  Wiley Ellis, Esq.
                                    Facsimile:  (912)  233-2281
                                    Telephone:  (912) 233-9700

         If to the Purchaser:
                                    Health Discovery Corporation
                                    2 Spingfield Place
                                    Savannah, GA  31411
                                    Attention:  Stephen D. Barnhill, M.D.
                                    Facsimile:  (912) 598-8776
                                    Telephone:  (912) 713-4007

         With a copy (which shall not constitute notice) to:

                                    Powell, Goldstein, Frazer & Murphy LLP
                                    191 Peachtree Street, NE
                                    Sixteenth Floor
                                    Atlanta, Georgia 30303
                                    Attention:  Todd Wade, Esq.
                                    Facsimile: (404) 572-6999
                                    Telephone: (404) 572-6600

         8.3. Interpretation.

         (a) This Agreement (including the Schedules and Exhibits) and the agreements, certificates and other documents delivered pursuant to this Agreement contain the entire agreement among the Parties with respect to the transactions described herein, and supersede all prior agreements, written or oral, with respect thereto.

         (b) This Agreement may be amended, superseded, cancelled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the Parties or, in the case of a waiver, by the Party waiving compliance.

         (c) This Agreement may be executed by the Parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all, of the Parties hereto.

         8.4. Choice of Law. This Agreement, the Conveyancing Documents, and the Delivered Items shall be governed and construed in accordance with the laws of the State of Georgia without regard to conflicts of laws principles thereof and all questions concerning the validity and construction hereof shall be determined in accordance with the laws of the State of Georgia. Each Party hereby irrevocably submits to the non-exclusive jurisdiction of Chatham County, State of Georgia, and if it or he can acquire jurisdiction, in the United States District Court for the Southern District of Georgia in any action or proceeding arising out of or relating to this Agreement and hereby irrevocably agrees, on behalf of itself and himself, and on behalf of such party's successor's and assigns, that all Claims in respect of such action or proceeding may be heard and determined in any such court and irrevocably waives any objection such person may now or hereafter have as to the venue of any such suit, action or proceeding brought in such a court or that such court is an inconvenient forum.

         8.5. No Third-Party Beneficiaries. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder, except the provisions of Article 6 relating to indemnities of the Purchaser and Seller.

         8.6. Assignment. This Agreement and all the rights and powers granted hereby shall bind and inure to the benefit of the parties hereto and their respective permitted successors and assigns. This Agreement and the rights, interests and obligations hereunder may not be assigned by any party hereto without the prior written consent of the other parties hereto, except that Purchaser may make such assignments to any Affiliate of Purchaser provided that Purchaser remains liable hereunder.

              [REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the parties hereto have caused this ASSET PURCHASE AGREEMENT to be duly executed and delivered as of July ___, 2004.

                                      The Seller:


                                      ------------------------------------------

                                      Name:
                                            ------------------------------------

                                      The Purchaser:

                                      HEALTH DISCOVERY CORPORATION

                                      By:
                                         ---------------------------------------
                                           Stephen Barnhill, M.D.
                                           Chief Executive Officer